UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 3, 2005
(Date of earliest event reported)

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	001-09035	91-1313292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19245 Tenth Avenue NE, Poulsbo, Washington	98370
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (360) 697-6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Pope Resources (Nasdaq:POPEZ) announced today that its subsidiary, Olympic Resource Management LLC, has started managing 522,000 acres of timberland in Washington and Oregon for Cascade Timberlands LLC. The previously announced contract to manage these timberlands was finalized by the bankruptcy court confirmation of a third-party debtor's reorganization plan.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 3, 2005

Exhibit Index
99.1	Press release dated January 3, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pope Resources, A Delaware Limited Partnership (Registrant)
January 3, 2005 (Date)	/s/ THOMAS M. RINGO Thomas M. Ringo Vice President and Chief Financial Officer